UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2012
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Consulting Agreement

On February 1, 2012, Royal Mines and Minerals Corp. (the “Company”) entered into a consulting agreement with Alvin A. Snaper for his consultation on the Company’s Cholla Project and assistance as directed from moving the project from the bench into a 1,000 lb per hour plant in Scottsdale and Phoenix. The consulting agreement is for a four-week period ending February 29, 2012 and Mr. Snaper will issue a report to the Company at the conclusion of the four-week term. In consideration of Mr. Snaper’s consulting services, the Company has agreed to pay an aggregate of $10,000 as follows:

(a)	$5,000 on execution of the consulting agreement; and
(b)	$5,000 on 14 days after execution of the consulting agreement.

A copy of the consulting agreement with Mr. Snaper is attached as an exhibit to this Current Report on Form 8-K.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02                UNREGISTERED SALES OF EQUITY SECURITIES.

Clark County, NV Optioned Claims – Year 5 Share Issuances

On January 27, 2012, Royal Mines And Minerals Corp. (the "Company") issued an aggregate of 350,000 shares of its common stock (the “Option Shares”) pursuant to the provisions of Section 4(2) of the United States Securities Act of 1933, as amended (the “Securities Act”). The Option Shares were issued to certain optionors pursuant to option agreements dated January 28, 2007 (the “Option Agreements”) to acquire a 7/8th undivided interest in 20 mineral claims covering approximately 3,200 acres located in Clark County, Nevada (the “BLM Claims”). In accordance with the terms of the Option Agreements, the Company is required to issue the Option Shares to the optionors by the 5th anniversary of the signing of the Option Agreements.

Foreign Private Placement

On January 30, 2012, the Company issued an aggregate of 2,742,789 Units (the "Units") at a price of $0.05 per Unit for aggregate proceeds of $137,139.45. Each Unit is comprised of one share of the Company’s common stock and one share purchase warrant, with each warrant entitling the holder to purchase an additional share of the Company's common stock at an exercise price of $0.10 per share for a two year period from the date of issuance. The issuances were completed pursuant to the provisions of Regulation S of the Securities Act. The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not “US persons” as defined in Regulation S of the Securities Act and that they were not acquiring the shares for the account or benefit of a US person.

Section 4(2) Private Placement

Also on January 30, 2012, the Company issued 9,000,000 Units for aggregate proceeds of $450,000. Each Unit is comprised of one share of the Company’s common stock and one share purchase warrant, with each warrant entitling the holder to purchase an additional share of the Company's common stock at an exercise price of $0.10 per share for a two year period from the date of issuance. The issuances were completed pursuant to the provisions of Section 4(2) of the Act. Each of the subscribers were directors or executive officers of the Company or were close personal friends, relatives or business associates of a director or executive officer of the Company.

Consultant Shares

Also on January 30, 2012, the Company issued 640,000 shares of its common stock to James Mack (the “Consultant”) as payment in lieu of cash for consulting services provided in the months of October 2011 through January 2012 in accordance with the terms of a consulting services agreement dated September 8, 2011 with the Consultant. The shares were issued pursuant to Rule 506 of Regulation D of the Securities Act and the Consultant has represented that he is an “accredited investor” as defined in Regulation D of the Securities Act.

SECTION 7 – REGULATION FD

ITEM 7.01                REGULATION FD DISCLOSURE.

On January 26, 2012, the Company cancelled warrants to purchase 18,000,000 shares of the Company’s common stock exercisable at $0.10 per share (the “Cancelled Warrants”) by agreement with the warrantholder, E-Ore Holdings LLC.

On January 27, 2012, the Company’s Board of Directors agreed to extend the exercise period for certain warrants issued in connection with the Company’s private placements completed in 2009 and 2010 as follows:

Extension of Warrant Expiry Dates – 2009 Foreign, US and Section 4(2) Private Placements

The Company issued warrants on February 24, 2009 entitling the holder to purchase one share of the Company’s common stock at a price of $0.10 US per share until February 23, 2012 summarized as follows:

(a)

10,776,840 warrants (the “2009 Foreign Warrants”) pursuant to an offering (the “2009 Foreign Offering”) completed pursuant the provisions of Regulation S of the Securities Act of 1933 (the “Securities Act”), of which 10,376,840 2009 Foreign Warrants are unexercised and outstanding;

(b)

8,700,000 warrants (the “2009 US Warrants”) pursuant to an offering (the “2009 US Offering”) completed pursuant to the provisions of Rule 506 of Regulation D of the Securities Ac, of which 8,700,000 2009 US Warrants are unexercised and outstanding;

(c)

3,400,000 warrants (the “2009 Section 4(2) Warrants”) pursuant to an offering (the “2009 Section 4(2) Offering”) completed pursuant to the provisions of Section 4(2) of the Securities Act, of which 3,400,000 2009 Section 4(2) Warrants are unexercised and outstanding;

The expiration dates for the 2009 Foreign Warrants, the 2009 US Warrants and the 2009 Section 4(2) Warrants remaining outstanding were extended to February 23, 2013.

Extension of Warrant Expiry Dates – 2010 Foreign, US and Section 4(2) Private Placements

The Company issued warrants on January 31, 2010, entitling the holder to purchase one share of the Company’s common stock at a price of $0.10 US per share until January 30, 2012, summarized as follows:

(a)

3,855,500 warrants (the “2010 Foreign Warrants”) pursuant to an offering (the “2010 Foreign Offering”) completed pursuant the provisions of Regulation S of the Securities Act, of which 3,855,500 2010 Foreign Warrants are unexercised and outstanding;

(b)

1,600,000 warrants (the “2010 US Warrants”) pursuant to an offering (the “2010 US Offering”) completed pursuant to the provisions of Rule 506 of Regulation D of the Securities Act, of which 1,600,000 2010 US Warrants are unexercised and outstanding;

(c)

24,000,000 warrants (the “2010 Section 4(2) Warrants”) pursuant to an offering (the “2010 Section 4(2) Offering”) completed pursuant to the provisions of Section 4(2) of the Securities Act, of which 6,000,000 2010 Section 4(2) Warrants are unexercised and outstanding;

The expiration dates for the 2010 Foreign Warrants, the 2010 US Warrants and the 2010 Section 4(2) Warrants remaining outstanding were extended to January 30, 2013.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit
Number	Description of Exhibits
10.1	Mineral Property Option Agreement dated January 28, 2007 between Eugene E. Phebus and Royal Mines Inc.(1)
10.2	Mineral Property Option Agreement dated January 28, 2007 between Charles G. Moore and Royal Mines Inc.(1)
10.3	Mineral Property Option Agreement dated January 10, 2007 between James E. Sharp and Royal Mines Inc.(1)
10.4	Mineral Property Option Agreement dated January 28, 2007 between Ben Barnes and Royal Mines Inc.(1)
10.5	Mineral Property Option Agreement dated January 28, 2007 between Walter Simmons II and Royal Mines Inc.(1)
10.6	Mineral Property Option Agreement dated January 28, 2007 between Leo Corbet and Royal Mines Inc.(1)
10.7	Mineral Property Option Agreement dated January 28, 2007 between William Tao and Royal Mines Inc.(1)
10.8	Mineral Property Option Agreement dated January 28, 2007 between Dr. Wilbur J. Guay and Royal Mines Inc.(1)
10.9	Mineral Property Option Agreement dated January 28, 2007 between Olivia Tearnan and Royal Mines Inc.(1)
10.10	Mineral Property Option Agreement dated January 28, 2007 between Jim Mack and Royal Mines Inc.(1)
10.11	Mineral Property Option Agreement dated January 28, 2007 between Ron Manarey and Royal Mines Inc.(1)
10.12	Mineral Property Option Agreement dated January 28, 2007 between William Lintz and Royal Mines Inc.(1)
10.13	Consulting Agreement dated for reference September 8, 2011 between the Company and James Mack.(2)
10.14	Consulting Services Agreement dated February 1, 2012 between the Company and Alvin A. Snaper.

Notes:
(1)	Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed with the SEC on October 12, 2007.
(2)	Previously filed as an exhibit to our Quarterly Report on Form 10-Q for the period ended July 31, 2011 filed with the SEC on September 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: February 1, 2012

By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer